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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-74209 and No. 333-93823) of Intraware, Inc. of our report dated May 15, 2000 relating to the financial statements and financial statement schedules which appear in this Form 10-K.

                                          /s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
San Jose, California
May 25, 2000